U.S. SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549


                                          FORM 8-K


                                        CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): June 13, 2005

                                        WORLD AM, INC.
                 (Exact Name of Company as Specified in Its Charter)

          Nevada                         0-30639                 90-0142757
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)

   4040 MacArthur Boulevard, Suite 240, Newport Beach, California    92660
          (Address of Principal Executive Offices)                 (Zip Code)

        Company's telephone number, including area code:  (949) 955-5355

          1400 West 122nd Avenue, Suite 104, Westminster, Colorado 80234
           (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 13, 2005, the Company borrowed $5,000 from Torrey Peaks Ventures, a company controlled by the Company's then president, James Alexander. A copy of this note is contained in Exhibit 10.1 to this Form 8-K. This note was amended on July 14, 2005 (see Exhibit 10.2 so that: (a) the term was extended to one year from the commencement date, and (b) the note was assigned to Innovision, Ltd., a firm controlled by Karen Alexander, Mr. Alexander's wife. This note is still outstanding.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                   SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       World Am, Inc.



Dated: March 16, 2006                  By: /s/ Robert A. Hovee
                                       Robert A. Hovee
                                       Chief Executive Officer

                                 EXHIBIT INDEX

Number           Description

10.1    Promissory Note issued by the Company, dated June 13, 2005
        (filed herewith).

10.2    Amendment "A" to Promissory Note, dated July 14, 2005
        (filed herewith).

                                 EX-10.1
                             PROMISSORY NOTE

                             PROMISSORY NOTE

$5,000.00                                           Westminster, Colorado
                                                         June 13, 2005

1.  FOR VALUE RECEIVED, World Am, Inc., Nevada corporation
('Maker"), promises to pay to the order of Torrey Peaks Ventures
("Holder"), at such address as Holder may from time to time designate, on or before the Maturity Date as set forth herein, the principal sum of Five thousand and 00/100 Dollars ($5,000) ("Loan") plus interest from the date hereof as computed below.

2.  The Loan term shall commence on the (late set forth above
('Commencement Date") and shall be paid no later than 30 days following the Commencement Date ("Maturity Date").

3. The principal amount from time to time outstanding shall bear simple interest from the Commencement Date through the Maturity Date at a rate equal to the prime rate as announced by the Wall Street Journal as of the last business day prior to the first day of each calendar quarter, and shall be adjusted as of the first day of each calendar quarter during the term of this promissory note ("Note") until this Note is paid in bill.

After an Event of Default (as hereinafter defined), all past due principal and, to the extent permitted by applicable law, interest upon this Note shall bear interest at the rate per annum equal to eighteen percent (18%) ("Default Rate").

4. Subject to Section 5 below, upon the expiration of the term of this Note, whether as a result of maturity, acceleration upon default, permitted payment of the outstanding balance of this Note, or otherwise, but in no event later than the Maturity Date, the entire outstanding principal balance under this Note, together with all accrued and unpaid interest, shall be due and payable in full.

5. (a) Notwithstanding any provision to the contrary contained in this Note, Holder may, at its option and at any time and from time to time, convert all or any portion of the then outstanding principal amount and accrued interest hereunder into that number of fully paid and nonassessable shares (Shares") of voting common stock in Maker, as such shares shall be constituted at the date of conversion ("Common Stock), equal to the amount of the then outstanding principal amount as of the date of conversion divided by one and one-half cents ($0.015). Holder may exercise this option an more than one occasion, so long as there still remains an outstanding principal balance under this Note.

(b) in case of any reorganization or recapitalization of Maker (by reclassification of its outstanding Common Stock, capital stock or otherwise), or its consolidation or merger with or into another corporation, Holder shall, upon conversion, be entitled to receive the shares of stock, cash or other consideration which the Holder would receive upon such reorganization, recapitalization, consolidation or merger if immediately prior thereto the conversion had occurred and Holder had exchanged the Shares of Common Stock in accordance with the terms of such reorganization, recapitalization, consolidation or merger.

6. All payments under this Note shall be applied in the following order:

     (a) first, to the payment of accrued and unpaid interest on the principal outstanding balance; and

     (b) second, to the reduction of the outstanding principal balance of this Note.

7. All amounts payable under this Note are payable in lawful money of the United States. Maker shall not be permitted to prepay any amount due hereunder without the express written consent of Holder, which consent may be granted or withheld in Holder's sole and absolute discretion.

8. It is agreed that time is of the essence in the performance of all obligations hereunder. An "Event of Default" shall exist hereunder if any one or more of the following events shall occur and be continuing:

     (a) Default in the payment of the indebtedness evidenced by this Note or any other agreement or instrument evidencing or securing this Note or otherwise executed and delivered by Maker in connection with the indebtedness evidenced by this Note (collectively, of time, declaration, acceleration, or otherwise;

     (b) Default in the due and timely performance of any term, condition, or covenant contained in the Loan Documents;

     (c) The filing of an involuntary petition under the United States Bankruptcy Code or any other federal or state bankruptcy statute, as now in effect or as hereafter amended, against Maker, or if Maker shall allow the appointment of a receiver, trustee, conservator or liquidator of all or any part of its assets ("Assets"), or if any of the Assets be levied upon by virtue of any execution, attachment, tax levy or other writ, or if liens be filed against the Assets, and such involuntary petition, appointment, levy, or filing, as the case may be, shall not be released, stayed, bonded or insured against in favor of Maker, satisfied or vacated within one hundred twenty
(120) days after the occurrence thereof;

     (d)  The abandonment of all or any material part of the Assets;

     (e) The breach of any warranty, representation or certification given in connection herewith, or any Loan Document;

     (f) The filing by Maker of a petition under the United States Bankruptcy Code or any other federal or state bankruptcy statute, as now in effect or as hereafter amended, or if Maker shall make an assignment for the benefit of its creditors or be unable, whether or not admitted, to pay its debts as they become due;

     (g) The filing of any foreclosure or forfeiture proceeding with respect to any other lien on the Assets, which foreclosure or forfeiture proceeding is not dismissed or released within sixty
(60) days;

     (h) The transfer of a material portion of the Assets, voluntarily or involuntarily, in violation of the terms of the Loan Documents;

     (i) The failure of Maker to pay, before delinquent, any taxes, assessments, fees, charges, expenses or encumbrances created, levied, or assessed upon or relating to the Assets (without any requirement for- notice by Maker that such payment is due); or

     (j) Any repudiation by Maker of any obligation hereunder or under the Loan Documents.

Upon the occurrence of any Event of Default or other default under any of the Loan Documents, the Holder hereof may, at its option, declare the entire unpaid balance of principal and accrued interest on this Note to be immediately due and payable, and foreclose all liens and security interests securing payment thereof or any part hereof. Upon the occurrence of any of the Events of Default, the entire unpaid balance of principal and accrued interest upon this Note shall, without any action by Maker, immediately become due and payable without demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate or any other notice, all of which are hereby expressly waived by Maker.

9. All fees, charges, goods, things in action or any other sums or things of value, other than the interest resulting from the stated rate or the Default rate (collectively, "Additional Sums"), whether pursuant to this Note, the Loan Documents, or any other document or instrument in any way pertaining to this lending Transaction, or otherwise with respect to this lending transaction, that, under the laws of the States of Arizona or Nevada, may be deemed to be interest with respect to this lending transaction, for the purpose of any laws of the States of Arizona or Nevada that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Maker, and shall be deemed to be additional interest, and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums. Maker understands and believes that this lending transaction complies with the usury laws of the States of Arizona and Nevada.

10. Maker and all endorsers, guarantors and all persons liable or to become liable on this Note, waive presentment, protest. and demand, notice of protest, notice of intent to accelerate, notice of acceleration, and demand and dishonor and nonpayment of this Note and any and all other notices or matters of a like nature, and consent to any and all renewals and extensions of the time of payment hereof, and agree further that at any time and from time to time without notice, the terms of payment herein may be modified or increased, changed or exchanged by agreement between Holder and Maker.

11. This Note will be governed by and construed in accordance with the laws of the State of Colorado, except where such law is preempted by the laws and regulations of the United States.

12. If any provision hereof shall, for any reason and to any extent, be invalid or unenforceable, then the remainder of this Promissory Note shall not be affected thereby but instead shall be enforceable to the mi6ximumorre extent permitted by law.

13. All agreements between Maker mid Holder are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under the applicable usury law. If, from any circumstances whatsoever, fulfillment of any provision hereof or any other agreement referred to herein or otherwise relating to this Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable thereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if, from any circumstance, Holder shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be in excess of the lawful interest shall be applied to the reduction of the unpaid principal balance due hereunder as of the date such amount is received or deemed to be received by Holder and not to the payment of interest [his provision shall control every other provision of all agreements between Maker and holder. However, in the event an amount determined to be excess interest is applied against the unpaid principal balance, and thereafter the rate of interest accruing under this Note decreases, this Note shall in fact, secure interest at the then highest lawful rate until such time that the difference between such rate and the interest rate which would otherwise apply under this Note equals the amount of excess interest previously applied against principal-

14. All notices provided for herein shall be in writing and shall be (a) personally delivered or delivered by courier service (e.g., Federal Express) to the party being notified if an individual, or (b) transmitted by certified or registered mail, return receipt requested, addressed to all parties hereto at the address designated for each party as follows:

To Holder:

Torrey Peaks Ventures, Inc.
5495 W. 115th Place.
Westminster, CO 80020

To Maker:

World Am Communications, Inc.
1400 W. l22nd Ave., #l04
Westminster, CO 80234

or to such other address as either party may designate in writing. Notice shall be deemed effective and received upon: (i) the date of receipt if delivered by courier or by personal delivery, or (ii) five
(5) days after the deposit of same in a letter box or other means provided for the posting of mail, postage prepaid as provided above.

15. As used herein, the term "Maker" shall include the undersigned Maker and any other person or entity, which may subsequently become liable for the payment hereof. The term "Holder" shall include Holder as well as any other person or entity to which this Note or any interest in this Note is conveyed, transfer or assigned with the prior written consent of Maker.

16.  Maker has no redemption rights under this Note.

World Am, Inc.



By: /s/  James H. Alexander
James H. Alexander, CEO

                                 EX-10.2
                   AMENDMENT "A" TO PROMISSORY NOTE

                             PROMISSORY NOTE

                              Amendment "A"

$5,000.00                                      Westminster, Colorado
                                                   July 14, 2005

     The Promissory Note between World Am, Inc, and Torrey Peaks
Ventures dated June 13, 2005 is hereby amended to read as follows:

     1. In accordance to paragraph 15 of the above note, the interest of the Holder is here by assigned to Innovision, Ltd., 5495 West 115 Pl., Westminster, CO 80020.

     2. Paragraph 2 of the above note is hereby amended to read as follows:

     "The loan term shall commence on the date set forth above
("Commencement Date") and shall be paid no later than one (1) year following the Commencement Date ("Maturity Date")."

World Am, Inc.



By: /s/  James H. Alexander
James H. Alexander, CEO